INCOME TAXES	12 Months Ended
Mar. 31, 2022
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 9 – INCOME TAXES

Income tax expense for the years ended March 31, 2022 and 2021, respectively, is summarized as follows.

	March 31, 2022	March 31, 2021
Deferred:
Federal	$(187,613)	$(76,897)
State	—	—
Change in valuation allowance	187,613	76,897
Income tax expense (benefit)	$—	$—

The following is a reconciliation of the provision for income taxes at the U.S. federal income tax rate to the income taxes reflected in the Statement of Operations:

	March 31, 2022	March 31, 2021
Tax at statutory tax rate	21%	21%
State taxes	—	—
Other permanent items	—	—
Valuation allowance	-21%	-21%
Income tax expense	—	—

The tax effects of temporary differences that gave rise to significant portions of deferred tax assets and liabilities at March 31, 2022 and 2021, are as follows:

	March 31, 2022	March 31, 2021
Deferred tax assets:
Net operating loss carry forward	$187,613	$76,897
Total gross deferred tax assets	187,613	76,897
Less: valuation allowance	(187,613)	(76,897)
Net deferred tax assets	$—	$—

Deferred income taxes are provided for the tax effects of transactions reported in the financial statements and consist of deferred taxes related primarily to differences between the bases of certain assets and liabilities for financial and tax reporting. The deferred taxes represent the future tax return consequences of those differences, which will either be deductible or taxable when the assets and liabilities are recovered or settled.

At March 31, 2022 and 2021, the Company had accumulated net operating losses of approximately $1,130,000 and $603,000, respectively, for U.S. federal and Delaware income tax purposes available to offset future taxable incomes. The net operating losses generated in tax years prior to December 31, 2017, can be carry forward for twenty years, whereas the net operating losses generated after December 31, 2017 can be carry forward indefinitely. Management determined that it was unlikely that the Company’s deferred tax assets would be realized and have provided for a full valuation allowance associated with the net deferred tax assets.

As of March 31, 2022 and 2021, the Company’s deferred income tax assets and valuation allowance was $187,613 and $76,897, respectively.

In the ordinary course of business, the Company’s income tax returns are subject to examination by various taxing authorities. Such examinations may result in future tax and interest assessment by these taxing authorities. Accordingly, the Company believes that it is more likely than not that it will realize the benefits of tax positions it has taken in its tax returns or for the amount of any tax benefit that exceeds the cumulative probability threshold in accordance with FASB ASC 740. Differences between the estimated and actual amounts determined upon ultimate resolution, individually or in the aggregate, are not expected to have a material adverse effect on the Company’s financial position. The Company believes its tax positions are all highly certain of being upheld upon examination. As such, the Company has not recorded a liability for unrecognized tax benefits. As of March 31, 2022, tax years 2021, 2020, and 2019 remain open for examination by the Internal Revenue Service and the Nevada Division of Revenue. The Company has received no notice of audit from the Internal Revenue Service or the Nevada Division of Revenue for any of the open tax years.